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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                               ---------------



                                 July 24, 1998
                                (DATE OF REPORT)



                             THE DWYER GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHAPTER)



DELAWARE                           0 - 15227                73-0941783
(State or other                  (Commission               (IRS employer
jurisdiction of                  file number)              identification no.)
incorporation or
organization)






                         1010 N. UNIVERSITY PARKS DRIVE
                               WACO, TEXAS  76707
                    (Address of principal executive offices)


                                 (254) 745-2400
                        (Registrant's telephone number,
                              including area code)



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ITEM 2.  ACQUISITION OF ASSETS


On July 24, 1998, The Dwyer Group, Inc. (the "Company"), a Delaware corporation, completed the acquisition of the majority of the assets Glass Doctor Corporation, ("GDC") a Georgia corporation, and Glassmarks, Inc. ("GMI") a Washington corporation. The assets acquired were associated with the Glass Doctor franchise concept, including trademarks, franchise rights, existing franchise agreements and receivables from franchisees. Glass Doctor is a national franchisor of service centers whose business is the replacement of automobile, residential and commercial glass. The franchise system is currently comprised of 26 franchisees that generate over $33 million per year in system- wide sales.

The transaction was effected by means of: a) an Asset Purchase Agreement dated July 24, 1998, by and among the Company, GMI, GDC and Barton G. Tracy ("the Seller"), an individual and sole shareholder of GMI and GDC, by which substantially all of the assets of GDC were acquired, and b) a Stock Purchase Agreement also dated July 24, 1998, by and between the Company, GMI and the Seller by which all of the outstanding capital stock of GMI was acquired.

Total consideration paid to Seller for the assets described above was $3,225,000 million in cash, a note for $2 million and 333,333 shares of the Company's common stock (the "Stock"). The Stock is subject to a one-year "lock-up" agreement.

Consideration was determined on the basis of arm's length negotiations between the parties. The Company utilized cash proceeds from the previously announced sale of two of its subsidiaries to fund the cash portion of the transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements Of Businesses Acquired.
                 To be filed by amendment.

         (b)     Pro Forma Financial Information.
                 To be filed by amendment.

         (c)     Exhibits
                 10.56. Asset Purchase Agreement dated July 24, 1998, by and among The Dwyer Group, Inc., Glassmarks, Inc., Glass Doctor Corporation and Barton G. Tracy.
                 10.57. Stock Purchase Agreement dated July 24, 1998, by and between The Dwyer Group, Inc., Barton G. Tracy and Glassmarks, Inc.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE DWYER GROUP, INC.



Date:    August 7, 1998             /s/   Thomas J. Buckley
                                    ----------------------------------------
                                          Thomas J. Buckley
                                          Chief Financial Officer and Treasurer
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                               INDEX TO EXHIBITS

                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
NUMBER                            EXHIBIT                                       PAGE
10.56                    Asset Purchase Agreement dated July 24, 1998

10.57                    Stock Purchase Agreement dated July 24, 1998